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EXHIBIT 10.42


                               PURCHASE AGREEMENT


         This Purchase Agreement ("Purchase Agreement") dated July 11, 2005, by ALLIS-CHALMERS ENERGY INC., a Delaware corporation ("AC"), MOUNTAIN COMPRESSED AIR, INC., a Texas corporation and a subsidiary of AC ("MCA"; together with Allis-Chalmers Energy Inc., the "AC Parties") and M-I L.L.C., a Delaware limited liability company ("M-I").

                                 R E C I T A L S

         The AC Parties desire to purchase all the issued and outstanding limited liability company interests of M-I, and M-I desires to sell their outstanding limited liability company interest in AirComp L.L.C., a Delaware limited liability company ("Company") on the terms set forth in this Purchase Agreement.

                                    AGREEMENT

         The parties therefore agree as follows:

1.       DEFINITIONS
         -----------

         "Encumbrance"--any charge, claim, interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

         "Representative"--with respect to a particular party, any director, officer, employee, agent, consultant, advisor, or other representative of such party, including legal counsel, accountants, and financial advisors.

         Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Business Venture Agreement between M-I and the AC Parties dated June 27, 2003 ("Venture Agreement").

2.       SALE AND TRANSFER OF PERCENTAGE INTEREST AND PROMISSORY NOTE OF
         ---------------------------------------------------------------
         COMPANY; CLOSING
         ----------------

         2.1      PURCHASE OF INTERESTS

         Subject to the terms and conditions of this Purchase Agreement, M-I will sell and transfer all their issued and outstanding Percentage Interest constituting 45% of the Company's limited liability company interests ("M-I Interest"), and the AC Parties will purchase the M-I Interest, free and clear of all Encumbrances. In addition, the AC Parties will purchase all the right, title and interest in and to that certain promissory note issued to M-I by the Company dated June 27, 2003 in the original principal amount of $4,818,000, including all accrued but unpaid interest thereon ("M-I Note").


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         2.2      PURCHASE PRICE

         The purchase price (the "Purchase Price") for the M-I Interest and the M-I Note will be $11,110,000.

         2.3      CLOSING

         The purchase and sale (the "Closing") provided for in this Purchase Agreement will take place at the offices of AC at 5075 Westheimer, Suite 890, Houston, Texas 77056 at 10:00 a.m. (local time) on or prior to July11, 2005, or at such other time and place as the parties may agree.

         2.4      CLOSING OBLIGATIONS

         At the Closing:

                  (a)      M-I will deliver to the AC Parties:

                                    (i) certificates or assignments representing
                           the M-I Interest in the Company, duly endorsed (or accompanied by duly executed stock powers) for transfer to AC or any other documents AC may reasonably request from M-I to transfer the M-I Interest;

                                    (ii) non-competition agreement in the form
                           of Exhibit 2.4(a)(iii), executed by M-I (the
                           "Non-Competition Agreement");

                                    (iii) the written resignations of the M-I
                           Managers from the Management Committee of the Company;

                                    (iv) the original M-I Note duly endorsed by
                           M-I for transfer to AC; and

                                    (v) a Subordination Agreement in the form of
                           Exhibit 2.4(a)(vi).

                  (b)      AC Parties will deliver to M-I:

                                    (i) the amount of $7,110,000 by wire
                           transfer to the account specified by M-I;

                                    (ii) a promissory note of AC payable to M-I
                           in the aggregate principal amount of $4,000,000 in the form of Exhibit 2.4(b)(ii) ("AC Note"); and

                                    (iii) evidence from Wells Fargo Bank Texas,
                           National Association ("Wells Fargo") , in a form reasonably satisfactory to M-I, indicating that Wells Fargo has released the Guaranty of M-I on the Company's indebtedness to Wells Fargo; and


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                                    (iv) payment of any and all other
                           outstanding amounts due to M-I by the Company which have arisen since June 27, 2003 in an amount of $36,025.00.

         2.5      TERMINATION OF VENTURE AGREEMENT

         By execution of this Agreement, M-I and the AC Parties do hereby terminate all obligations under the Venture Agreement between themselves effective as of the time of Closing pursuant to this Purchase Agreement except for Sections 8.1, 8.2, 8.3.1, 8.3.2, 8.3.3, 8.4, 8.5, 8.6, and 12.0 which will survive pursuant to the terms of and for the periods stipulated in the Venture Agreement.

         2.6      AC NOTE CONVERSION

         Apart from the current proposed public equity offering by AC underwritten by Morgan Keegan & Co., in the event that AC files another registration statement under the Securities Act of 1933, as amended, for a public equity offering of AC common stock, AC will allow M-I to convert the AC Note at the market price of such offering and "piggyback" onto the registration statement a maximum of 700,000 shares of common stock.

3.       REPRESENTATIONS AND WARRANTIES OF M-I
         -------------------------------------

         M-I represents and warrants to the AC Parties as follows:

         3.1      AUTHORITY; NO CONFLICT

         This Purchase Agreement constitutes the legal, valid, and binding obligation of M-I, enforceable against M-I in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditor's rights generally, and (ii) general principles of equity. M-I has the corporate power, authority, and capacity to execute and deliver this Purchase Agreement and to perform its obligations under this Purchase Agreement.

         3.2      CAPITALIZATION

         M-I is and will be on the date of this Purchase Agreement the record and beneficial owner and holder of the M-I Interest free and clear of all Encumbrances. To M-I's knowledge, no legend, restrictions or other reference to any purported Encumbrance appears upon any certificate representing the M-I Interest except the obligations of the parties under the Venture Agreement.

4.       REPRESENTATION AND WARRANTIES OF AC PARTIES
         -------------------------------------------

         4.1      AUTHORITY; NO CONFLICT

         This Purchase Agreement constitutes the legal, valid and binding obligation of the AC Parties in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditor's rights generally, and (ii) general principles of equity. AC and MCA have the absolute and unrestricted right, power, authority and capacity to execute and deliver this Purchase Agreement, including the AC Note, and to perform their obligations under this Purchase Agreement, including the AC Note.


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5.       INDEMNIFICATION
         ---------------

         5.1      INDEMNIFICATION AND PAYMENT OF DAMAGES BY M-I

         M-I will indemnify and hold harmless the AC Parties and their respective Representatives, stockholders, controlling persons and affiliates ("AC Indemnified Persons") for, and will pay to the AC Indemnified Persons the amount of any loss, liability, claim, damage, action, suit, proceedings, costs and expenses (including reasonable costs of investigation and defense and reasonable attorneys' fees), whether or not involving a third-party claim (collectively, "Damages") arising directly or indirectly from or in connection with any breach of any representation or warranty made by M-I in this Purchase Agreement. Notwithstanding the foregoing or anything to the contrary contained in this Purchase Agreement, the maximum liability M-I shall have to the AC Indemnified Persons shall be no more than the Purchase Price, in the aggregate.

         5.2      INDEMNIFICATION AND PAYMENT OF DAMAGES BY AC PARTIES

         AC Parties will indemnify and hold harmless M-I and their respective Representatives, stockholders, controlling persons and affiliates (the "M-I Indemnified Persons") for, and will pay to the M-I Indemnified Persons the amount of any Damages arising directly or indirectly from or in connection with
(a) any breach of any representation or warranty made by AC Parties in this Purchase Agreement, or (b) the ownership, use or possession of the M-I Interest after the date hereof, or the conduct of the business of the Company occurring as of the Closing and for all times thereafter. Notwithstanding the foregoing or anything to the contrary contained in this Purchase Agreement, the maximum liability the AC Parties shall have to the M-I Indemnified Persons for a breach of a representation or warranty shall be not more than the amount of Purchase Price, in the aggregate. However, AC Parties shall be fully and unconditionally responsible for and shall indemnify the M-I Indemnified Persons without limit for any acts or omissions relating to or arising from the ownership, use or possession of the M-I Interest after the date hereof.

         5.3      TIME LIMITATIONS

         Both Parties' liability for indemnification or otherwise with respect to any representation or warranty shall survive the execution of this Purchase Agreement.

6.       GENERAL PROVISIONS
         ------------------

         6.1      EXPENSES

         Each party to this Purchase Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Purchase Agreement and including all fees and expenses of agents, representatives, counsel, and accountants.


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         6.2      PUBLIC ANNOUNCEMENTS

         Any public announcement or similar publicity with respect to this Purchase Agreement or the contemplated transactions set forth herein will be issued, if at all, at such time and in such manner as M-I and AC agree.

         6.3      FURTHER COOPERATION

         From and after the Closing, AC Parties shall provide M-I and its Representatives with reasonable access to the books and records of the Company for any reasonable purpose, including but not limited to (i) preparation of tax returns, (ii) defense of any claim that has been served upon M-I for which it is responsible hereunder, (iii) and any such other documents, notes, memoranda, tapes, etc. of the Company (hereinafter collectively referred to as the "Records") pertaining to or related to the period prior to Closing. Furthermore, AC Parties agree that unless otherwise consented to in writing by M-I, AC Parties shall not for a period of three (3) years following the Closing, destroy, alter or otherwise dispose of (or allow the destruction, alteration or disposal of) any of the Records, except for accounting and tax records which shall be retained for a period of ten (10) years.

         6.4      NOTICES

         All notices, consents, waivers, and other communications under this Purchase Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

         M-I:            M-I L.L.C.
                         5950 North Course Drive
                         Houston, Texas  77072
                         Attention: Richard E. Chandler, Jr., General Counsel
                                    W. Frank Richter
                                    Brian W. E. Darling
                         Facsimile No.: (832) 295-2500

         AC Parties:     Allis-Chalmers Energy Inc.
                         5075 Westheimer, Suite 890
                         Houston, Texas  77056
                         Attention: Munawar H. Hidayatallah, Chairman
                                    and Chief Executive Officer
                                    Theodore F. Pound III, General Counsel
                         Facsimile No.: (713) 369-0555


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         6.5      ENTIRE AGREEMENT AND MODIFICATION

         This Purchase Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Purchase Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

         6.6      ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS

                  Neither party may assign any of its rights under this Purchase Agreement without the prior consent of the other parties. Subject to the preceding sentence, this Purchase Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Purchase Agreement will be construed to give any person other than the parties to this Purchase Agreement any legal or equitable right, remedy, or claim under or with respect to this Purchase Agreement or any provision of this Purchase Agreement. This Purchase Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Purchase Agreement and their successors and assigns.

         6.7      SEVERABILITY

         If any provision of this Purchase Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Purchase Agreement will remain in full force and effect. Any provision of this Purchase Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         6.8      GOVERNING LAW

         This Purchase Agreement will be governed by the laws of the State of Texas without regard to conflicts of laws principles.

         6.9      COUNTERPARTS

         This Purchase Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Purchase Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have executed and delivered this Purchase Agreement as of the date first written above.

                                     ALLIS-CHALMERS ENERGY INC.,
                                     A DELAWARE CORPORATION


                                     /s/ Theodore F. Pound III
                                     -----------------------------
                                     Theodore F. Pound III
                                     General Counsel and Secretary


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                                     MOUNTAIN COMPRESSED AIR, INC.,
                                     A TEXAS CORPORATION


                                     /s/ Theodore F. Pound III
                                     -----------------------------
                                     Theodore F. Pound III
                                     Vice President and Secretary


                                     M-I L.L.C.,
                                     A DELAWARE LIMITED LIABILITY COMPANY


                                     /s/ W. Frank Richter
                                     -----------------------------
                                     W. Frank Richter
                                     Vice President, Chief Financial Officer and
                                     Treasurer